Exhibit 99.1

RECOMMENDED CASH AND SHARE COMBINATION OF

DOWLAIS GROUP PLC WITH

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Transaction Update: Dowlais Shareholders Approve Proposed Combination

DETROIT, July 22, 2025 -- American Axle & Manufacturing Holdings, Inc. (“AAM”), (NYSE: AXL) announced today that at the court meeting (the “Court Meeting”) and the general meeting (the “General Meeting”) held earlier today by Dowlais Group plc (“Dowlais”), the requisite majority of scheme shareholders voted to approve the scheme arrangement at the Court Meeting and the requisite majority of Dowlais shareholders voted to approve the special resolution put forth at the General Meeting, each of which meeting was held in connection with AAM’s offer, announced on January 29, 2025, to acquire the entire issued and to be issued share capital of Dowlais (the “Combination”).

The Dowlais shareholder approval today follows AAM stockholder approval on July 15, 2025 of all proposals related to the Combination put forth to the vote of AAM stockholders.

“We are pleased that the investor community is aligned with the strategic rationale of combining these two outstanding automotive suppliers into a leading global driveline and metal forming supplier,” said David C. Dauch, Chairman and Chief Executive Officer of AAM, who will serve as the Chairman and Chief Executive Officer of the combined company. “We continue to work towards satisfying the remaining conditions to close the transaction and look forward to establishing a combined company with the powertrain-agnostic product portfolio, global reach, commitment to innovation and financial strength to succeed in a dynamic market environment and create value for all stakeholders.”

The Combination is expected to close in the fourth quarter of 2025, subject to the satisfaction of the remaining conditions, including antitrust and other regulatory approvals.

More information about the proposed Combination can be found on AAM’s investor website at www.aam.com/investors/offer-for-Dowlais-Group-plc.

About AAM

As a leading global Tier 1 Automotive and Mobility Supplier, AAM (NYSE: AXL) designs, engineers and manufactures Driveline and Metal Forming technologies to support electric, hybrid and internal combustion vehicles. Headquartered in Detroit with over 75 facilities in 16 countries, AAM is Bringing the Future Faster for a safer and more sustainable tomorrow. To learn more, visit www.aam.com.

About Dowlais

Dowlais is a portfolio of market-leading, high-technology engineering businesses that advance the world’s transition to sustainable vehicles. Dowlais’ businesses comprise GKN Automotive and GKN Powder Metallurgy with over 70 manufacturing facilities in 19 countries across the world, Dowlais is an automotive technology leader delivering precisely engineered products and solutions that drive transformation in our world. Dowlais has LEI number 213800XM8WOFLY6VPC92. For more information visit www.dowlais.com

Forward-Looking Statements

In this press release, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: global economic conditions, including the impact of inflation, recession or recessionary concerns, or slower growth in the markets in which we operate; reduced purchases of our products by General Motors Company (GM), Stellantis N.V. (Stellantis), Ford Motor Company (Ford) or other customers; our ability to respond to changes in technology, increased competition or pricing pressures; our ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; our ability to attract new customers and programs for new products; reduced demand for our customers’ products (particularly light trucks and sport utility vehicles (SUVs) produced by GM, Stellantis and Ford); our ability to consummate strategic initiatives and successfully integrate acquisitions and joint ventures; risks inherent in our global operations (including tariffs and the potential consequences thereof to us, our suppliers, and our customers and their suppliers, adverse changes in trade agreements, such as the United States-Mexico-Canada Agreement (USMCA), compliance with customs and trade regulations, immigration policies, political stability or geopolitical conflicts, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); supply shortages and the availability of natural gas or other fuel and utility sources in certain regions, labor shortages, including increased labor costs, or price increases in raw material and/or freight, utilities or other operating supplies for us or our customers as a result of pandemic or epidemic illness, geopolitical conflicts, natural disasters or otherwise; a significant disruption in operations at one or more of our key manufacturing facilities; risks inherent in transitioning our business from internal combustion engine vehicle products to hybrid and electric vehicle products; our ability to realize the expected revenues from our new and incremental business backlog; negative or unexpected tax consequences, including those resulting from tax litigation; risks related to a failure of our information technology systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating use of artificial intelligence, and other similar disruptions; our suppliers’, our customers’ and their suppliers’ ability to maintain satisfactory labor relations and avoid or minimize work stoppages; cost or availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes including acquisitions, as well as our ability to comply with financial covenants; our customers’ and suppliers’ availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; an impairment of our goodwill, other intangible assets, or long-lived assets if our business or market conditions indicate that the carrying values of those assets exceed their fair values; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; our ability or our customers’ and suppliers’ ability to successfully launch new product programs on a timely basis; risks of environmental issues, including impacts of climate-related events, that could result in unforeseen issues or costs at our facilities, or risks of noncompliance with environmental laws and regulations, including reputational damage; our ability to maintain satisfactory labor relations and avoid work stoppages; our ability to achieve the level of cost reductions required to sustain global cost competitiveness or our ability to recover certain cost increases from our customers; price volatility in, or reduced availability of, fuel; our ability to protect our intellectual property and successfully defend against assertions made against us; adverse changes in laws, government regulations or market conditions affecting our products or our customers’ products; our ability or our customers’ and suppliers’ ability to comply with regulatory requirements and the potential costs of such compliance; changes in liabilities arising from pension and other postretirement benefit obligations; our ability to attract and retain qualified personnel in key positions and functions; and other unanticipated events and conditions that may hinder our ability to compete. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the SEC, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Investor Contact:

David H. Lim

Head of Investor Relations

+1 313 758 2006

david.lim@aam.com

Media Contact:

Christopher M. Son

Vice President, Marketing & Communications

+ 1 313 758 4814

chris.son@aam.com